Listing Report:Supplement No. 16 dated Jul 28, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 360577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$125.55

Auction yield range:	8.27% - 23.00%	Estimated loss impact:	7.04%
Lender servicing fee:	1.00%	Estimated return:	15.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2000	Debt/Income ratio:	31%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,516	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	happydad1776	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 88% )	640-660 (Latest)
Principal borrowed:	$2,551.00	< mo. late:	1 ( 13% )	620-640 (Jun-2008) 580-600 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Consolidate credit card debt
Purpose of loan:
This loan will be used to consolidate two credit card balances.  I would rather let you benefit from the interest than the big banks.

My financial situation:
I am a good candidate for this loan because this will be my second loan from prosper.com.  My first loan was used to consolidate debt and reestablish my credit rating after filing bankruptcy.  My prosper credit grade jumped from an "E" to a "D".  After repaying my auto loan on time for over 18 months and having no late credit card payments, now I'm a "C"!  I hope to further improve me credit score by repaying this loan on time.

Monthly net income: $ 2516

Monthly expenses: $
  Housing: $ 425
  Insurance: $ 109
  Car expenses: $ 340
  Utilities: $ 150
  Phone, cable, internet: $ 120
  Food, entertainment: $ 450
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 200
  Other expenses : $ 200

Average total monthly expenses $2100 leaving me with approx $416 to pay down debt with.  I have been using my excess cash to pay down my car loan.  I will continue to do that while paying back this prosper loan.  I like to keep my credit cards paid off.  Thank you so much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416885
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 22.81%	Starting monthly payment:	$36.68

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1996	Debt/Income ratio:	18%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	20y 8m
Amount delinquent:	$344	Revolving credit balance:	$25,077	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	finance-reformation	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto repairs, kitchen set.
Purpose of loan:
This loan will be used to? Pay for some needed repairs for my automobile.
My family definitely needs a new kitchen set.

My financial situation:
I am a good candidate for this loan because? Because i know that i,ll be able to pay off the loan in time.
  Also I,ve been employed by the united states postal service for twenty years plus.

Monthly net income: $ 3,000

Monthly expenses: $
  Housing: $ 700
  Insurance: $ 60.00
  Car expenses: $ 80.00
  Utilities: $ 160.00
  Phone, cable, internet: $ 172.00
  Food, entertainment: $ 500.00
  Clothing, household expenses $ 50.00
  Credit cards and other loans: $ 625.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	12	Length of status:	18y 6m
Amount delinquent:	$484	Revolving credit balance:	$9,140	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	goldcoastjon	Borrower's state:	California	Borrower's group:	Your Money or Your Life
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Alameda home sale- bridge loan
Purpose of loan:
This loan will be used to pay storage and move-out expenses required to sell our City of Alameda home this fall. We are downsizing to reduce our expenses and are selling our home to be more flexible. We expect to clear $100K after paying off our mortgage lender and all of our other obligations (home equity line of credit, credit card bills).
We anticipate completing the sale before 12/31/2009 with early repayment of this loan when we close or soon after we close.
Our financial situation: Our freelance marketing writing business has suffered along with the fortunes of our high-tech clients since 2002 and we need to reduce our expenses, housing being the largest of them. We would like to avoid unnecessarily losing any equity through either a short sale or foreclosure, and need help for two or three months to prepare. market, and sell our home.
We are a good candidate for this loan because: We owe $200K less on our mortgage than our home's expected (realistic) selling price of $600K. It is in Alameda's best neighborhood, with great schools nearby, and the house should sell well according to several experienced real estate brokers. We are NOT "under water" on our mortgage but we have recently had difficulty making our monthly payments since losing work last fall. We have invested almost $100K in improving our home, including extensive seismic retrofitting, double-insulated windows, new 200A electrical service and wiring, a new 95% efficient gas furnace, and a new hot water heater.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2002	Debt/Income ratio:	14%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$49	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	laper	Borrower's state:	Tennessee	Borrower's group:	KING FINANCIAL GROUP///100% CASH FLOW SOLUTIONS FOR YOU
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008) 540-560 (Feb-2007)
Principal balance:	$1,455.52	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Purchase plane ticket for finacee
Purpose of loan:
This loan will be used to help purchase a plane ticket for my fiancee who lives in Kyrgyzstan. I want to bring her over here on September 6th. The ticket costs $1,083.32 I have almost half the money saved up and this loan will help facilitate the other half of the ticket.

My financial situation:
I am a good candidate for this loan because I already have one loan through Prosper of which all payments have been made on time and are current. Also this loan will be paid in full within a month or two. I already have half the money for the ticket and I only need assistance with the other half.

Monthly net income: $ 935.00

Monthly expenses: $ 366.16
  Housing: $ free (none)
  Insurance: $ 50.00
  Car payment: $ 129.06
  Utilities: $ none at this time. Rent and Utilities are free.
  Phone, cable, internet: $ 120.00
  Food, entertainment: $ 0
  Clothing, household expenses $
  Credit cards and other loans: ($ 1,505.47 prosper) ($ 4,520 Car loan)
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	35.00%	Starting borrower rate/APR:	36.00% / 39.48%	Starting monthly payment:	$695.63

Auction yield range:	17.27% - 35.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,697	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	saguaro0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tool Distributor
Purpose of loan:
This loan will be used to?
I will use this loan to take the next step in the development of my skills and abilities. I have been accepted to be a mobile distributor  for Mac Tools. This company is a subsidiary of Stanley Tools. I have 12/twelve years of experience as a Mechanic. I am a Certified Saturn Technician and have experience working with GMC, Ford and Mercedes Benz. I currently sell Point of Sales equipment with 14 years of experience as an Computer technician. I have a wealth of sales experience and I look forward to applying this to this new and viable enterprise.

My financial situation:
I am a good candidate for this loan because?
This new opportunity will culminate and further the use of all of my life long knowledge. I am an Automotive Technician , a Computer Technician and just as important a born peddler or Salesman. I look forward to bringing all this together.

Monthly net income: $ 3400.

Monthly expenses: $
  Housing: $ 550.
  Insurance: $ 120.
  Car expenses: $ 30
  Utilities: $ 75.
  Phone, cable, internet: $ 100.
  Food, entertainment: $ 150.
  Clothing, household expenses $0
  Credit cards and other loans: $ 10706.
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1994	Debt/Income ratio:	16%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	17y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,347	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	johnmor6	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2007)
Principal balance:	$1,201.21	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
pay off credit cards
Purpose of loan:
(explain what you will be using this loan for)
Pay off my other Prosper loan which has a balance around $1200 and a few other debts.
My financial situation:
(explain why you are a good candidate for paying back this loan)
I have a good steady income
Monthly net income: $2700 this includes deductions for heath and dental insurance
Monthly expenses: $
  Housing: $ 655
  Insurance: $ 100
  Car expenses: $ 150
  Utilities: $ 75
  Phone, cable, internet: $ 150
  Food, entertainment: $ 400
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 600
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1980	Debt/Income ratio:	64%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	11 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	29	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,549	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	leverage-broadcaster	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help my grandson's business!
My grandson?s company has been in business for 12 years now. He manufactures and sells an air freshener that is unique and still without competition both here in the USA and internationally.

At the end of last year began a string of obstacles that has been unfortunate and unexpected. He informed the family at Christmas that due to the global downturn his sourcing in China had closed. In February he started a small plastic injection molding facility in Los Angeles where he lives. He was going to make the plastic parts here and use his original pre-china US vendors for the remaining parts.

In March of this year he ran out of inventory to sell and the orders have been backing up since. Without the main product his cash flow has dried up. He had a partner who abruptly quit the company in April, and closed the company credit accounts for which he was the guarantor.

My grandson informed me that he was continuing on and looking for investors. He wrote a sound business plan. He showed me the open purchase orders of about $28,000 and the budget for the molds, parts and expenses to get back into production (totaling $19,000.) I told him I would gladly act as a guarantor for him to get his business back on track. I discovered prosper.com on NPR. I told him to look at prosper.com and he agreed that it might be a potential solution.

He has really put his heart into this business and people like his product. I am confident that he will be able to repay half of the money borrowed within 2 months and the rest within the year from his existing sales. I based this on his track record with me and his business plan. Tony is a good man who I know I can help by guaranteeing this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$739.87

Auction yield range:	17.27% - 33.30%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1992	Debt/Income ratio:	21%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	18y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,758	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	mukut	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	700-720 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	720-740 (Jul-2008)
Principal balance:	$8,463.30	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
paying for college
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	3 / 4	Employment status:	Self-employed
Now delinquent:	4	Total credit lines:	36	Length of status:	19y 10m
Amount delinquent:	$15,513	Revolving credit balance:	$407	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$100,000+
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	deal-web	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
add new product line for business
Purpose of loan:
This loan will be used to?purchase additional equipment needed to expand product line.

My financial situation:I am thankful my business is still doing well in an unstable economy. It is a 60 year old business and we would like to upgrade to sell sandwiches and salads to our bakery line. The area is growing with many doctor offices and within hospital area.
I am a good candidate for this loan because?I know that I can use it to allow my business to continue to prosper. We are a vital part of the community and very blessed.I have successfully owned my business for 20 years.

Monthly net income: $ 6000.00

Monthly expenses: $
??Housing: $2500.00
??Insurance: $100
??Car expenses: $0
??Utilities: $200.00
??Phone, cable, internet: $250.00
??Food, entertainment: $300.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $700.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$334.15

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2001	Debt/Income ratio:	43%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	32 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$18,318	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	radiant-asset	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off my Chase credit card.  I have been a very good customer of Chase for about 5 years and the highest interest rate that they were charging me was 7.99%.  I did not have any late or missed payments and last month they still decided to jack up my interest rate to 14.99%!  Upon calling customer service they said that I would need to pay off my entire balance and close the account if I was unhappy because they were not going to reverse this barbaric rate hike.  So that is what I intend to do.
My financial situation:
I am a good candidate for this loan because I have a very stable source of income and have never had a missed or late payment.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1994	Debt/Income ratio:	13%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	41	Length of status:	2y 4m
Amount delinquent:	$408	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	1
Screen name:	generosity-chomper6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Settlement
Purpose of loan:
This loan will be used to settle an existing debt, in which the creditor is currently demanding that I settle now, instead of accepting the payments that I have been paying them over the past year.

My financial situation:
I am a good candidate for this loan because over the past 2 years I have been successfully working towards paying down and eliminating my debt. I have closed all credit card accounts and have been living without using any credit for the past 2 years. I am only currently seeking a loan because of the demands of this single creditor.

Monthly net income: $4,990.00 After Taxes (and I can prove it)

Monthly expenses: $
??Housing: $650.00
??Insurance: $175.00
??Utilities: $150.00
??Phone, cable, internet: $150.00
??Food, entertainment: $700.00
??Clothing, household expenses $500.00
??Credit cards and other loans: $1,100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,614	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	ODWant2B	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Optometry Student buying Equipment
Purpose of loan:
This loan will be used to purchase a binocular indirect-ophthalmoscope (BIO). I just got the opportunity to practice my clinical skills working under a local OD in an eye doctor's office for the remainder of this summer, but I need my own BIO. Normally I would be buying this in October (with student aid funds I will be receiving in mid-August), but the office does not have an extra for me to use, so I need to get my own now. A BIO is used to visually examine the back of the eye, the retina.

My financial situation:
I am a good candidate for this loan because I have guaranteed income from my part-time job in a research lab at the IU School of Optometry that pays roughly $15 / hour. I also own my home and rent out a bedroom to a classmate for $450 / month.

Monthly net income: $2250

Monthly expenses: $1500
??Housing: $550
??Insurance: $60
??Car expenses: $30
??Utilities: $60
??Phone, cable, internet: $115
??Food, entertainment: $250
??Clothing, household expenses $150
??Credit cards and other loans: $60
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$723.78

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-860 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,322	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	worthy-economy	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing for Grand Opening
Purpose of loan:
This loan will be used to?finance a grand opening marketing plan for a children's indoor inflatable playground.  The business caters to children ages 2-12 with birthday parties and open play.  Schools and group fundraisers and other activities can also be held in the center.  We feature large themed inflatables as the attraction.  After a set play period in the arena jumping, climbing and exploring, the children sit in a private party room for food and refreshments.  The grand opening marketing plan includes a multi-media approach using direct mail to consumers ($4,000), Disney radio ($3,000), local print ($3,750) and an extensive grass roots campaign with realtor type signs and banners($2,000).  A direct mailing to school administrators, Parent Faculty Associations and daycares will also be a major focus of the plan ($1,000).  If we are successful in raising funds, we will also add a short billboard campaign to the mix ($2,250).  Unfortunately, due to the economy and being a start-up business, the media demands up front payment in full for all advertising.  We need those funds for operations.

My financial situation:
I am a good candidate for this loan because? we have a solid business plan for the business.  It's a young up and coming franchise operation with a solid marketing approach and a fiscally conservative business plan.  In our market there's only one competitor  and that's a major national chain which has been around a long time.  However, that advantage is also a disadvantage for them, because children and parents are looking for someplace new and different to celebrate birthdays.  My personal financial situation is very solid with my wife and I having excellent credit.  We have several investment properties and we are surviving the big real estate crash with solid rentals and popsitive cash flow.  In a short time, I have built a decent income through my Property Management business as a a Realtor which along with my wife's income as a full time registered nurse gives us the luxury of building the new business without having to draw personal funds from the start-up venture.  We did have an SBA loan committment at one time, however, the bank pulled the funding due to their cash crunch problems.  A further search for additional funding from financial institutions has proven fruitless.  At this point we have financed the entire start-up of the business so far through personal savings because we strongly believe in the concept.  Since we do not have a business loan, we can use that cash flow to pay back the money loaned to us through Prosper.com.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$409.16

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1994	Debt/Income ratio:	13%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,576	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bgw700	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan Cash Flow
Purpose of loan:
This is an excellent investment opportunity at a premium loan rate with 100% loan payback.

The purpose of this loan is to provide working capital to start but more importantly to run a business. I would be a dealer/distibutor and represent various manufacturers from around the country selling trade show exhibits, graphics and promotional products to businesses and organizations that go to trade shows. This is a busines to business selling environment. I act as a consultant to businesses, advising them on how to exhibit at trade shows. make recommendations on exhibits to consider for purchase or rental and facilitate the sale of these exhibits and graphics to the businesses I am working with. I make my money by acting as a middle man where I purchase the exhibits and graphics from manufacturers and in turn resell these products to the businesses I am consulting for. Profit margins are very good. I have been doing this type of work for over 13 years working for two companies in that time frame. It is now time for me to branch out and start my own business using the above business model. I have a good client list that I bring with me and will immediately generate revenue and income. So the loan goes for start up costs(very low) and for making purchases from manufacturers of exhibits and graphics(primarily) that I will resell. I have very good, well established relationships with these manufacturers already. So I am not starting from scratch but rather continuing on but now I will be working entirely for myself and not anybody else. With this loan I will establish my own company and be able to get things rolling which will take four months or less to get cash flowing and realize operating income.
My financial situation:
My ability to repay the loan on a monthly basis is very good. I have the usual expenses, house, car payment, etc. but I only have one credit card with about $2500.00 on it. After the first month or two, I would pay for the loan out of revenue generated by the business and continue so until repaid. I do have a blemish(not recent) on my public record where I filed for bankrutpcy back in 2002. It was discharged. I have been able to rebuild my credit standing since then and have learned from my mistakes. I believe I am an excellent credit risk as the revenue I generate from the business will easily cover my expenses, this loan included and my revenue and expense projections indicate I will be in the black after just a couple of months and from there on out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418373
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.45%	Starting borrower rate/APR:	25.45% / 27.76%	Starting monthly payment:	$299.99

Auction yield range:	17.27% - 24.45%	Estimated loss impact:	35.91%
Lender servicing fee:	1.00%	Estimated return:	-11.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1972	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,560	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	11
Screen name:	BDC855	Borrower's state:	NewJersey	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (May-2007) 540-560 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Consolidating Final Family Debt!
Purpose of loan:
This loan will be used to pay off the remainder of my debt so that we can settle down, get married and start a family.
My fiancee and I have a 2 year old son and we are looking to pay off our debt so that we can finally set a date and get married.

My financial situation:
I am a good candidate for this loan because I have proven that I repay my debt through my previous Prosper loan.
I am a full-time Staff Accountant, currently sitting for his CPA in the state of New Jersey.
We are a new family, with one child; 2 years in age and we feel comfortable we can repay this debt.

Monthly net income: $ 4,250

Monthly expenses: $ 2,990
  Housing: $ 1470
  Insurance: $ 95
  Car expenses: $ 230
  Utilities: $ 150
  Phone, cable, internet: $ 125
  Food, entertainment: $ 300
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 300 (To be removed if loan is filled.)
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$910.09

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-2001	Debt/Income ratio:	32%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$20,003	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	likeable-integrity	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards.
Purpose of loan:
This loan will be "solely" used to consiladate ALL of my credit card and retailer revolving debt.

My financial situation:
I am a good candidate for this loan because I understand the benefits to eliminating any revolving debt.  I just returned from my third deployment from Iraq and invested my 28,000 dollar signing bonus into some stocks to include Coal, Oil, and Geothermal companies, but as everyone knows now with how everything has turned out it would be stupid to sell now.  But while I wait, the money that would have paid everything off is going to take some time to build back up and meanwhile im paying money on top of money that I shouldn't.  Should I be able to pay all these off I would close all accounts and rely on one much smaller limit rewards card.  I Implore anyone who will assist me as I have always made my payments on time and over the minimum, its just not enough right now when combined its a total 7 payments with an average of 20 percent interest.

Monthly net income: $ 6,000

Monthly expenses: $
  Housing: $ 700.00
  Insurance: $ 100.00
  Car expenses: $ approx 600.00  <---- like to pay extra
  Utilities: $ none
  Phone, cable, internet: $ 130.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $
  Credit cards and other loans: $ 400.00
  Other expenses: $ mortage 1365.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1997	Debt/Income ratio:	Not calculated
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,862	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dropkicknic	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	520-540 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Just need a month to get caught up!
Purpose of loan:
I am currently a senior at Eastern Washington University majoring in economics and double minoring in anthropology and business with Honors College designation. I went on a leave of absence for the summer so I could accept an unpaid summer internship doing research for Washington State University's College of Pharmacy. I thought I could skim by on what little savings I had, but am now out of funds. I am asking for the minimum loan amount of $1,000 to survive on until September when school starts back up. At that point, I will be able to get caught up on bills, including this loan, as I resume my previous job and receive student aid.

My financial situation:
I am a good candidate for this loan because I am interested in my credit worthiness and although I had problems in my youth, I haven't had a late payment in years.  Now that I am 31 and finishing my second college degree, I am more responsible in using credit and loans.  I am a full time student, but also typically work full time doing IT work.  My credit rating says I might be a risk, but is related to past mistakes (years ago) and doesn't define who I am today.

Monthly net income: $ 1400

Monthly expenses: $ 1000
  Housing: $ 225
  Insurance: $ 75
  Car expenses: $ 260
  Utilities: $ 35
  Phone, cable, internet: $ 45
  Food, entertainment: $ 200
  Clothing, household expenses $ 10
  Credit cards and other loans: $ 150 (including title loan)
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$91.65

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2000	Debt/Income ratio:	33%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,311	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	landers718	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$11,321.83	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Helping Girlfriend Move Back Home
Purpose of loan:
This loan will be used to help my girlfriend move back to the US from Mexico as well as pay off a bill I have.  She is from here, but moved with her family and is now coming back here in a week and a half

My financial situation:
I am a good candidate for this loan because I am a previous prosper borrower that hasn't been late once.  I always pay my bills on time and before the prosper changes I was also a lender.
Monthly net income: $ 2400

Monthly expenses: $
  Housing: $ 450
  Insurance: $ 80
  Car expenses: $ 0
  Utilities: $ 50
  Phone, cable, internet: $ 150
  Food, entertainment: $ 150
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 800
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.74%	Starting monthly payment:	$59.77

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1990	Debt/Income ratio:	20%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	14y 1m
Amount delinquent:	$117	Revolving credit balance:	$7,139	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	engaging-currency	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off 2 credit cards that I have with very high interest rates.   A few years back, I sought the help of a debt consolidation company not knowing how they worked and now i am paying for it.  I stopped using them and started making payments on my own.  The credit card companies closed the accounts and are charging me ridiculous interest rates and wont lower them.  I am looking for money to pay these off and would rather pay back someone besides the credit card companies.

My financial situation:
I am a good candidate for this loan because I am a hard worker and have been on my same job for 14 years.  These are really the last two big things I need to pay off and then there are a few other little cards and then the car and i will be done.

Monthly net income: $
3800.00

Monthly expenses: $
  Housing: $ 1000
  Insurance: $ 150
  Car expenses: $ 400
  Utilities: $ 150
  Phone, cable, internet: $ 100
  Food, entertainment: $ 300
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 400( including the two im paying off)
  Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418385
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1997	Debt/Income ratio:	19%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	10	Length of status:	4y 4m
Amount delinquent:	$112	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	ANGEL00	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008)
Principal balance:	$809.78	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
NOT A HR LOAN.....680 CREDIT SCORE
Purpose of loan:
This loan will be used to? Take a few courses at my local college.

My financial situation:
I am a good candidate for this loan because.... I will pay back this loan early and the lenders on prosper can make a decent interest rate with no risk. The HR rating I have is very unfair because I pay my bills and I have very little debt. The 2 delinquent accts that prosper is showing are being resolved at this time. One is a doctors bill for 72.00 that the insurance co. should have paid...The other is a libary acct for 40.00. I'm trying to get the libary to remove this because I don't have any overdue books outstanding.

Monthly net income: $ 34944 yearly

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.92%	Starting monthly payment:	$49.65

Auction yield range:	14.27% - 21.00%	Estimated loss impact:	15.64%
Lender servicing fee:	1.00%	Estimated return:	5.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1991	Debt/Income ratio:	8%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$11,278	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	koonce	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$670.71	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
auto repairs
Purpose of loan:
This loan will be used mostly to pay for auto repairs to get me to and from work and my daughter to and from school. Remaining money left over will be applied back to the loan immediately. Making me an even better candidate for the loan.
My financial situation: I am a good a good candidate because I have a good payment history with prosper and other bills. Currently going to school to learn a new trade to make  a better income.

Monthly net income: $ 2200
Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.01%	Starting borrower rate/APR:	14.01% / 16.17%	Starting monthly payment:	$102.55

Auction yield range:	4.27% - 13.01%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2007	Debt/Income ratio:	18%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,123	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	TJCfosho	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Used Car
Purpose of loan:
This loan will be used to buy a reliable used car that will get me from point A to point B without any problems . I currently do not own a car so I use public transportation to commute to work (and school when I go back in august). Having a car would significantly cut down on the down time I have waiting for buses and as fares seemingly rise every year, public transportation simply is not worth it.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time. I never fall behind on any kind of payments I have to make and I am a very reliable and responsible person in general.

I work between 30-40 hours a week and go to a community college taking about 2-3 classes a semester.

Monthly net income: $900

Monthly expenses: $475
credit card: $200/mo
cell phone: $85/mo
satellite: $75/mo
bus fare: $45/mo
internet: $40/mo
house phone: $30/mo
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418403
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,300.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$202.41

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1999	Debt/Income ratio:	38%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,990	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	jv79	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	20 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	680-700 (Sep-2008) 640-660 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
3rd prosper loan! Not an HR
Paid off first 2 loans + active Lender = you get your money back. I'm an active participant in this system. Had about $2K invested before prosper went into its quite period.
I'm dedicated to paying off my debt. I haven?t made a credit card purchase in over 8 months and have eliminated over 6k of revolving credit!

I have a proven track record of repayment in this system (NEVER BEEN LATE!).

I?ll try to explain why I think they labeled me as an HR. After I finished my remodel I had two lenders falsely report incorrect data to the credit card bureaus, both of which are fixed now. During this time my credit cards lowered my available credit in somewhat of a domino effect. With each lowered limit my bank card utilization went up, and thus the others followed suit and here I am?..

I hate debt. I'm a computer programmer. Go look as to what profession has one of the lowest default rates........Programmers!
I'm anticipating my credit inquires to be high. I?m refinancing my house payment and inquired to 3 different lenders to get the best rate.

I pay more to this card now that what my proposed payment would be. My wife and I have credit scores of 691 (me) and 688(wife).

My wife works for the YMCA as the Youth Sports Director($28K).

Mortgage owner of a tri-plex bought in May of 07. All units are currently rented.

Our loan is an 80/20.Payment for the 80 is 1071.51
Payment for the 20 is 271.17
Total = $1343.68
Rent for the units is $500, $525 and $600

We actually round up on our payments to $1100 and $300, just to keep it simple.

Monthly net income: $ 4017 (only my income, and does not include rental income)

Monthly expenses: $
Housing: $ 1207.85
Insurance: $ 610 every six months ($101.66 a month)
Car expenses: $ 210
Utilities: $ 150
Phone, cable, internet: $ 75
Food, entertainment: $ 200
Clothing, household expenses $ 50 ( I'm not a clothes horse)
Credit cards and other loans: $ 155 student loan
Lowes - $1800 @ 17.99%.
Home Depot $5159.61 @ 17.99%.
HSBC $2400 @ 6.99%.
Chase - $5400

Even If this doesn?t get funded, I won't be heartbroken. Just want to help system get going again. :)
Fire away with questions. I had a more detailed listing about 20 minutes ago before the site auto-logged me out. :(?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	14y 9m
Amount delinquent:	$0	Revolving credit balance:	$68,502	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jubilant-silver	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Use-Advertising
Purpose of loan:
This loan will be used for cash flow to advertise.

My financial situation:
I am a good candidate for this loan because our business is on track and growing.

Monthly net income: $ 10,200

Monthly expenses: $
  Housing: $ 1,692
  Insurance: $ 815
  Car expenses: $ 820
  Utilities: $ 450
  Phone, cable, internet: $ 100
  Food, entertainment: $ 1,200
  Clothing, household expenses $ 250
  Credit cards and other loans: $ 2,600
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1997	Debt/Income ratio:	34%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$802	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	2
Screen name:	joyful-camaraderi	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital
Purpose of loan:
This loan will be used to? provide working capital to include inventory, supplies, equipment, etc. for my new business.

My financial situation:
I am a good candidate for this loan because? I have a stable credit and employment history and I am starting a new business which I already have sufficient industry experience.  I do light sales in this business now and I have seen profits.  I am now ready to take it to the next level.  this business will generate revenue to repay all obligations, but it is backed by me personally.

Monthly net income: $ 3300

Monthly expenses: $
  Housing: $300
  Insurance:$300
  Car expenses: $600
  Utilities: $225
  Phone, cable, internet: $150
  Food, entertainment: $250
  Clothing, household expenses $200
  Credit cards and other loans:$200
  Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1987	Debt/Income ratio:	40%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	17y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,847	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bettybam	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	740-760 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
100% PAID BY MARCH 2010
Purpose of loan:This loan will be used to? pay off open credit cards that are in my name only.. and pay off a personal loan in the amount of $ 7,000.00.   to be able to make 1 payment a month instead of 8.  I would like to obtain a debt consolidation loan and clean up my own mess..  Please!!! Please!!  At this point I am not picky about the interest rate...
Paying off these items will help my husband & i obtain funding when our son goes off to college in 2010..

My husband & I will be married 25 years in the year 2013.  My goal is to get myself financially able to purchase him a 1966 Ford Mustang as a surprise Annverisary present.  by obtaining this loan, I will be able to roll some items into one payment instead of 8..

the only reason is show up as HR is because of a business credit card that shows up in my name too..  It is always maxed out and paid every month.

thank you

My financial situation:
I am a good candidate for this loan because? my husband pays for all the household expenses that are in both of our names..
We own a our own business and he brings home approx $120,000. Monthly net income: $ 2500 mine  12500 combined
Monthly expenses: $
Housing: $   2,100
 Insurance: $  150
Car expenses: $  530
Utilities: $  300
 Phone, cable, internet: $  250
 Food, entertainment: $  500
 Clothing, household expenses $  150
 Credit cards and other loans: $  810.00
  Other expenses: $  100    (out of all these expenses i pay for 1,000 out of my check)
My 1st loan with proper was paid off in 6-7 months..  and this on will be paid in full by March. 2010.

Thank you all for believing in me.

Welcome back Prosper!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2001	Debt/Income ratio:	31%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$13,512	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	pure-return	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to spruce up my home
Purpose of loan:
This loan will be used to?
Assist in making some repairs to my home and paying off some bills.
My financial situation:
I am a good candidate for this loan because?
All my bills have been paid on time for the last 8 years. I do not believe in not paying my bills. I have always been meticulous about paying back on a timely basis. My credit cards in fact my credit report is a testament to this, every creditor shows pays on time.
Monthly net income: $ 2600

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$104.00

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2006	Debt/Income ratio:	36%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	7 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,861	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	capital-eagle	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card loan
Purpose of loan:
This loan will be used to pay off a credit card loan which charges me 23.9 % APR from August

My financial situation:
I am a good candidate for this loan because  I have never defaulted on any payments so far.

Monthly net income: $

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418437
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$315.89

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1985	Debt/Income ratio:	29%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	22y 0m
Amount delinquent:	$0	Revolving credit balance:	$30	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	Spitfire2	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	740-760 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	700-720 (Apr-2008)
Principal balance:	$3,435.03	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
4 DENTAL BILL - NO CREDIT CARD DEBT
Purpose of loan:
A whopping $1000/yr maximum dental insurance coverage is not covering all of the dental work my wife and I needed this year! This loan will be used to pay off my current high-rate Prosper loan which was taken to settle medical debt from LAST year ($3K + remaining) and new dental work this year. It seemed that this year my dentist dedicated one of his dental chairs specifically to us!

My Prosper loan has been paid ahead and I've never missed a payment.

My financial situation:

I am a good candidate for this loan because I have had impeccable credit for the past four and a half years and my wife and I have worked hard to maintain this. Due to her losing her job in 2001 (post 9/11) and having emergency medical issues, we filed bankruptcy in 2005. Prior to that date - and since the date we filed - we have been totally current on ALL bills, and have rebuilt our credit (credit score is in mid-to-high 700's) My wife and I are government employees - she with the state, me with the federal government, and have stable, secure jobs. I've been with the Dept of Defense for 23 years, she with the state for 5 years. We've worked extraordinarily hard to pay off nearly all our debt, and would like to pay this off and cut our interest. With your help, I will be able to accomplish that goal!

I don't understand the Prosper scoring - my credit score is in high 700's, we have no credit card debt, and yet we're an HR. Go figure. My # of Inquiries is high because my "former" bank, Washington Mutual, was bought out by Chase, and they've done everything they could to destroy even the IDEA of customer service. We've left those bums and opened new credit union accounts, and closed our Chase accounts. Please give my request consideration any way! Even a payment at an HR score is considerably less than the current bill we have now.

Monthly net income: $ 4800
Monthly expenses: $
Housing: $ 1700
Insurance: $ 100
Car expenses: $700
Utilities: $100
Phone, cable, internet: $200
Food, entertainment: $ 300
Clothing, household expenses $300
Credit cards and other loans: $800 (Prosper loan and dental bill, credit cards paid off)
Daycare $400/month

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1992	Debt/Income ratio:	57%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	43	Length of status:	2y 5m
Amount delinquent:	$561	Revolving credit balance:	$37,656	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	trapper0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help to pay down credit cards
Purpose of loan:
This loan will be used to? pay down credit cards. My cards were run up after I lost my job a few years ago and took a big cut in my income. I have a son that is autistic and need to pay for his care. I am hoping for help to try and get ahead of the game a little bit here! My credit cards raised their rates and now the minimum payments are so high I am struggling to manage paying for his care and the bills.

My financial situation:
I am a good candidate for this loan because? I am doing very well at my current employer and should be getting moved up within the next year. I just need some help to make that gap close

Monthly net income: $ 4400

Monthly expenses: $
  Housing: $ 1200.00
  Insurance: $ 120
  Car expenses: $ 300
  Utilities: $ 500
  Phone, cable, internet: $ 150
  Food, entertainment: $ 400
  Clothing, household expenses $50
  Credit cards and other loans: $ 900
  Other expenses: $ 900 (child)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.21%	Starting borrower rate/APR:	16.21% / 18.40%	Starting monthly payment:	$264.46

Auction yield range:	6.27% - 15.21%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1999	Debt/Income ratio:	10%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,126	Occupation:	Fireman
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	payment-stream	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rehab and Help the Community
Purpose of loan:
This loan will be used to rehab a two bedroom unit that was occupied for the last 16 years.  The previous owner did no repairs or updates and the occupant has just recently moved out.  This money will be used to replace cabinets flooring and shower surround in the bathroom and provide funishings for the next ocupants.  We have found a way to ocupy the unit and help the community.  This unit will be used to help nonviolent ex-offenders get back on their feet and become productive members of society again.

My financial situation:
I am a real estate investor that needs a small loan for a short term to get a room rent ready again.  If you look at my history I make all my payments on time my credit is not the best due simply to the number of inquiries on it, all of which were for business uses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418449
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1992	Debt/Income ratio:	41%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	1y 4m
Amount delinquent:	$557	Revolving credit balance:	$26,785	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	stick1227	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?
Pay off credit cards
My financial situation:
I am a good candidate for this loan because?
because I always pay my bills
Monthly net income: $
4500
Monthly expenses: $
  Housing: $ 950
  Insurance: $ 100
  Car expenses: $ 660
  Utilities: $ 80
  Phone, cable, internet: $ 100
  Food, entertainment: $ 200
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 450
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$174.22

Auction yield range:	17.27% - 31.00%	Estimated loss impact:	36.32%
Lender servicing fee:	1.00%	Estimated return:	-5.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1981	Debt/Income ratio:	14%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	23	Length of status:	21y 10m
Amount delinquent:	$4,250	Revolving credit balance:	$1,372	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	2
Screen name:	pleasant-payment	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? I will use this loan to pay off past and present debt. I've been making monthly payments but I want to end the payments. I will be able to pay back this loan in about two weeks. I had to borrow from my retirement two years ago to replace a car that was totalled. I will use the loan to pay that off and then borrow from my retirement the amount I need to pay off all I owe. My son has legal fees and is not currently working. My daughter had surgery without insurance and owes a lot. I just found out I made a mistake on my tax return two years ago and now owe back taxes. With this loan I will ba able to clear all ofthis up and still be able to pay back this loan in a short amount of time. thank you.

My financial situation:
I am a good candidate for this loan because? I can quarantee that this loan will be paid off in a short time

Monthly net income: $ 3100

Monthly expenses: $
  Housing: $ 550
  Insurance: $ 120
  Car expenses: $ 153
  Utilities: $ 90 average per month ( i don't have central air)
  Phone, cable, internet: $ phone 205, internet 40, dish 92
  Food, entertainment: $ 25 per week
  Clothing, household expenses $ 10 per week
  Credit cards and other loans: $ 110
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.99%	Starting borrower rate/APR:	24.99% / 27.30%	Starting monthly payment:	$198.77

Auction yield range:	17.27% - 23.99%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1995	Debt/Income ratio:	31%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	40	Length of status:	3y 4m
Amount delinquent:	$708	Revolving credit balance:	$4,992	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	damac	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	560-580 (Apr-2008) 560-580 (Mar-2008)
Principal balance:	$2,120.14	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Finnish Getting Back ON TRACK
Purpose of loan:
This loan will be used to...consolidation debts to continue to get better a better credit rating.  I have been with prosper for 16 months now,  always been on time with payments, paid back almost half of that, roll that into this, and pay off some outstanding back accounts.  credit score has be improved about 30 points and want it improved by 100 pooints, so this needs to get done.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3700.

Monthly expenses: $
  Housing: $ 500
  Insurance: $ 120

  Car expenses: $ 220
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $ 250
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 200
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,600.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$217.39

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	10%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,370	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ptao	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	25 ( 100% )	740-760 (Latest)
Principal borrowed:	$8,200.00	< mo. late:	0 ( 0% )	660-680 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Debt Consolidation
I am a past Prosper Borrower.  The last loan with Prosper has been completely paid off (in less than 3 years).  After moving in with my girlfriend into a new apartment, I've accrued a bit of debt on my credit cards in order to furnish the place.  The purpose of this loan is to consolidate my credit card debt at a lower rate.  I don't really need this loan to pay off my credit cards in reasonable time, but I'd like to be able to put more into savings at this time, while enjoying a lower interest rate.

My current gross monthly salary is about $5441.  I have very little other debt or expenses other than my student loan payments of $162/mo and my cell phone bill of about $80/mo.  As you can see, my debt to income ratio is extremely low.

Thanks for looking!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1994	Debt/Income ratio:	25%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	11	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,591	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Gabby65	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$2,146.62	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Temporary Funding
Purpose of loan:
This loan will be used to provide temporary funding until my first time homebuyers credit arrives.

My financial situation:
I am a good candidate for this loan because I have maintained by current Prosper loan, have purchased a new home, had an increase in my monthly income, and will be able to pay this back as soon as my tax credit arrives.

Monthly net income: $ 2,083

Monthly expenses: $
  Housing: $ 454
  Insurance: $ 81
  Car expenses: $ 400
  Utilities: $ 100
  Phone, cable, internet: $ 75
  Food, entertainment: $ 200
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 150
  Other expenses: $ 150

This loan is a bridge loan that will be used to provide
funding for bills and minor repairs to my new home until
my Tax Credit arrives, at which point this and maybe the first
Prosper loan will both be paid off.

Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	17 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$16,962	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	return-officer9	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest Credit Crd
Purpose of loan:
This loan will be used exclusively to pay down my high interest credit cards.  I am making monthly payments as expected but due to the high interest rates my balances is not going down as I would like.  I would like to decrease my debt to income ratio in order to purchase a home in the next few years but with the current interest rates that will not be possible.
My financial situation:
I have been working as a contract employee in software as a business consultant with one company for the last 19 months and will be hired outright in the next month.

Monthly net income: $ 5000.00

Monthly expenses: $ 3775-4000
  Housing: $ 825.00
  Insurance: $ 150.00
  Car expenses: $ 300.00
  Utilities: $ 50.00
  Phone, cable, internet: $ 150.00
  Food, entertainment: $ 500.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 1500.00
  Other expenses: $ 200-300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1987	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Part-time employee
Now delinquent:	3	Total credit lines:	46	Length of status:	0y 11m
Amount delinquent:	$793	Revolving credit balance:	$2,811	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$1-$24,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ethical-return	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off all my credit cards.  I might not need all of this in which case I will repay part of the loan early.

My financial situation:
I am a good candidate for this loan because I have a Masters degree and have been teaching for about 10 years.  In the summer of 2006 I left my job to come help my mom take care of my dad after he had life threatening complications from a surgury.  He is fine now but since the ecomomy is down I haven't gotten back to full time work as soon I have hoped.  I have also started a small business doing consulting for wine vineyards, which should also increase my income.  Since I don't have 1 full calander year at my current job I don't have a w-2 that shows my full current income but I have pay stubs.  I also have $0 in monthly expenses since I have been living with my parents helping out with my dad.

Monthly net income: $ 1,200

Monthly expenses: $ 0
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$190.95

Auction yield range:	8.27% - 21.00%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1992	Debt/Income ratio:	34%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,124	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	benrice	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	680-700 (Latest)
Principal borrowed:	$23,001.00	< mo. late:	0 ( 0% )	700-720 (May-2009) 700-720 (Dec-2007) 680-700 (Apr-2006)
Principal balance:	$10,746.07	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
Refinance Debt
This is my third listing.  I have completely paid off one small initial loan.  I have a current Prosper loan, and  you can see that I am current with it, have it on auto-pay and never miss a payment.  Now I would like to completely wipe that credit card debt out.   Let us pay the interest to you instead of being milked by the credit card companies!   My wife and I both are gainfully employed.  It has, however, been frustrating to know that we earn so much only to see it go into the interest on our cards.  We own a home and own one of our two cars outright.  We've pared down the cards we have.  Ideally, the Prosper payment, mortgage payment and one car payment would be the only payments we make month-to-month outside of the regular utility and food bills.  Our goal is to only have the Propsper loan and mortgage this year.

Thanks for helping us make this achievable!

My last listing just barely missed being financed.  I think need to add my total monthly payments to give you more information.  Also, when I asked my family to place a bid here, they lent me part of what we are looking for off the site.  Therefore, I am able to ask for about half what we were initially seeking and hopefully can get this one fully funded.

Monthly Payments:
Mortgage (w/insurance and taxes): 1500
Utilities/Phone/Cable: 300
Credit Card (until paid off, within the year): 500
Groceries: 250
Current Prosper Loan: 700
total: $3250 (July-2009)

Net Monthly Income: $4450
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-2003	Debt/Income ratio:	18%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ds5184	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (May-2009) 720-740 (Sep-2008)
Principal balance:	$3,921.37	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Fix my truck and pay bills
Purpose of loan:
This loan will be used to put a new clutch in my truck and pay back my previous loan.

My financial situation:
I am a good candidate for this loan because I am financially stable.  I have been working at the same job (different owners) for over 6 years.  I will use this loan to pay off my previous loan and fix my truck.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.17%	Starting borrower rate/APR:	15.17% / 17.34%	Starting monthly payment:	$208.49

Auction yield range:	6.27% - 14.17%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1999	Debt/Income ratio:	52%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$25,580	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ekman416	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	740-760 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	1 ( 6% )	720-740 (Apr-2009) 680-700 (Mar-2008)
Principal balance:	$9,310.87	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Remodeling Home
Purpose of loan:
Pay for a new roof to replace my 30-year-old one as well as replace siding that has rotted out.
My financial situation:
I am a good candidate for this loan because I have the means and cash flow to pay this off in a timely fashion. My roof has run out of useful life and needs to be replaced within a month. I have already received several bids and $6,000 will cover the expenses to replace both the roof and siding.

Monthly net income: $6,000

Monthly expenses: $
  Housing: $ 1600
  Insurance: $ 100
  Car expenses: $50
  Utilities: $ 100
  Phone, cable, internet: $ 150
  Food, entertainment: $ 100
  Clothing, household expenses $50
  Credit cards and other loans: $ 300
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$297.31

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1979	Debt/Income ratio:	10%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	16y 10m
Amount delinquent:	$0	Revolving credit balance:	$10,104	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	basis-banker	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Cards and Repairs
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have steady stable employment and will pay off this loan early. All of my past poor credit history was a result of my failed marriage, since getting out of the this relationship 2 years ago, I have been rebuilding my credit and reputation. I pay my bills ontime as it is a priority for me. I plan to use the money to Pay-off high interest credit cards and make repairs to my car and take a nice vacation this fall.
Monthly net income: $ 10,179

Monthly expenses: $
  Housing: $ 2100
  Insurance: $ 106
  Car expenses: $ 120
  Utilities: $ 100
  Phone, cable, internet: $ 150
  Food, entertainment: $ 200
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 500
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,999.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.66

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1997	Debt/Income ratio:	13%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	12 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,202	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Lukeskywalker7	Borrower's state:	Illinois	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	24 ( 48% )	640-660 (Latest)
Principal borrowed:	$5,202.00	< mo. late:	26 ( 52% )	580-600 (Jan-2008) 580-600 (Dec-2007) 580-600 (Oct-2007) 560-580 (Sep-2006)
Principal balance:	$1,527.66	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
My 3rd Paid Loan with Prosper!!!
Purpose of loan:
This loan will be used to fund my Emergency Fund and to make Small Investments.  As you can see I have had two loans with Prosper and one I paid off early.  I am also several months ahead on my current loan.  I am a good investment for you and now after my main personal debt is very low  and my FICO socre is higher than it has ever been, I now will invest in my future and financial safety.

My financial situation:
I am a good candidate for this loan because as you can see, as I said above, I have paid off one loan in full very ealry, and I am ahead with the other.  I have a great paying job that is very, very steady.    I am also single, no children and almost no debt.  Also, please be it known that where Prosper says that I have been late on my loan payments....I have never been over the grace period porvided and I have always paid every single month on both loans and please note, again, that I have paid off one loan several months early and I am ahead on my second loan.

Monthly net income: $2,350
Monthly expenses: $2,260
  Housing: $ 595.00 rent
  Insurance: $ 150.00 car
  Car expenses: $ 175.00 (gax, etc.) car has been paid in full since last year.
  Utilities: $ 100.00 est.
  Phone, cable, internet: $ 115.00 comcast
  Food, entertainment: $ 350.00.00 + or -
  Clothing, household expenses $ 200.00
  Credit cards and other loans: $ 475.00 (this also includes this loan I am applying for today if approved).
  Other expenses: $ 100.00

Thank you for your time and consideration. I hope that you will consider my loan application and make a bid.  I will not let you down.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$334.15

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1993	Debt/Income ratio:	31%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,900	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	makenosmallplans	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	740-760 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	760-780 (Oct-2007)
Principal balance:	$4,799.44	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Consolidate debt/ future business
Purpose of loan:

To consolidate and pay off high interest credit cards. I took on some credit card debt due to my mother?s illness. She doesn?t have insurance, and I decided to help her get the treatment she desperately needed. Also, I want to eliminate my debt in 3 years, which I will do with Prosper verses credit cards. I would like to know about the people that lend me money, if they are willing to do so. I think this would be great. I have big goals for starting a business in 5-10 years and would I may use Prosper to fund part of it. About me, I?m extremely hard working and have worked since I was 13. I paid my way through college by working 2 ½ jobs and going to school. I?m in the growing healthcare field so my employment status is safe. My financial situation:
It is good.

Monthly net income: $ 6200

Monthly expenses: $
  Housing: $ 850
  Insurance: $ 200
  Car expenses: $ 120
  Utilities: $ 100
  Phone, cable, internet: $ 80
  Food, entertainment: $ 75
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$181.44

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2001	Debt/Income ratio:	15%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$419	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	4
Screen name:	stable-deal	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Closing Costs For House
Purpose of loan:
This loan will be used to pay closing costs on my house

My financial situation:
I am a good candidate for this loan because we have steady income

Monthly net income: $ 2800

Monthly expenses: $ 1800
  Housing: $ 805
  Insurance: $ 120
  Car expenses: $ 100
  Utilities: $ 35
  Phone, cable, internet: $ 120
  Food, entertainment: $ 250
  Clothing, household expenses $ 50
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2001	Debt/Income ratio:	14%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	1y 8m
Amount delinquent:	$58	Revolving credit balance:	$12,837	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	marketplace-worker	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car at the end of a lease
Purpose of loan:
My lease is ending, and I want to purchase the car.  However, I need a loan because our cash is tied up as we try to refinance our mortgage.  Our refinance was on hold due to a previous owner's back taxes.  That was recently cleared up, and the refinance should happen next month.  That is also when the lease ends.  The combination of the two events in the same month makes things more difficult financially.

Also, my wife has started working again.

My financial situation:
Our financial situation is improving because our mortgage payment will be reduced by around $300 a month, and the current lease payment, $212/month, which would be replaced by this loan, is larger than the projected prosper loan payment.  The savings from our refinancing will be going towards paying off our credit card debt.

We are not delinquent with any of our accounts - we are waiting for the credit agencies to clear the issue up.

Monthly net income: $ $5700

Monthly expenses: $
  Housing: $2800 (soon to be $2500)
  Insurance: $300 (home + auto + life)
  Car expenses: $200 (soon to be less..)
  Utilities: $ 80
  Phone, cable, internet: $ 50
  Food, entertainment: $ $300
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 600 (student loan payments + credit card)
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$376.04

Auction yield range:	3.27% - 7.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2000	Debt/Income ratio:	Not calculated
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$49,244	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	adventurous-reward	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation - Credit Cards
Purpose of loan:
Pay of credit card debt

My financial situation:
I am a good candidate for this loan because I will make my payments on time every month.  See credit score.  Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$189.99

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1994	Debt/Income ratio:	19%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$448	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bmetjpf	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,900.00	< mo. late:	0 ( 0% )	600-620 (May-2009) 640-660 (May-2008) 640-660 (Apr-2008) 620-640 (Nov-2007)
Principal balance:	$1,643.39	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
consol all debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I am willing to pay a high interest.

Monthly net income: $ 3000.00

Monthly expenses: $
  Housing: $ 645
  Insurance: $ 150
  Car expenses: $50
  Utilities: $ 125
  Phone, cable, internet: $ 75
  Food, entertainment: $ 250
  Clothing, household expenses $150
  Credit cards and other loans: $ 425
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418497
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	20.67%	Starting borrower rate/APR:	21.67% / 23.93%	Starting monthly payment:	$95.05

Auction yield range:	8.27% - 20.67%	Estimated loss impact:	8.48%
Lender servicing fee:	1.00%	Estimated return:	12.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1979	Debt/Income ratio:	83%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,394	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ndlmklandman	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	700-720 (Latest)
Principal borrowed:	$1,575.00	< mo. late:	0 ( 0% )	700-720 (May-2009) 620-640 (Oct-2008) 660-680 (Jun-2008) 660-680 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Pay Off High Rate Cards
Purpose of loan:
This loan will be used to? pay off high rate debts!  Having a lump sum of cash on hand will enable us to negotiate lower payoffs with the creditors.

My financial situation:
I am a good candidate for this loan because? My FICO score is improving each month, I'm making good money ($40 to $50 per hour, part time) and my husband's take-home per month is $2540.  The income and expenses listed below reflect MY personal income and half our joint expenses.

Monthly net income: $ 1000

Monthly expenses: $ 987
  Housing: $ 207
  Insurance: $ 20
  Car expenses: $ 150 (Most of these expenses are reimbursed by clients)
  Utilities: $ 100
  Phone, cable, internet: $ 60
  Food, entertainment: $ 200
  Clothing, household expenses $ 75
  Credit cards and other loans: $ 175
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$896.81

Auction yield range:	17.27% - 33.30%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2002	Debt/Income ratio:	29%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$29	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	demetriusd	Borrower's state:	Wisconsin	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 96% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 4% )	620-640 (Jan-2008) 720-740 (Jun-2007) 620-640 (Jan-2007)
Principal balance:	$698.31	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
New Car
Purpose of loan:
New car since returning to the States.

My financial situation:
My financial situation: I have a good credit score and I am a very responsible person. I've had a loan here in the pat and I have paid it without being late on a single payment.I dont have a lot of debt, so repaying this loan shouldn't be a problem. Monthly net income:3,000Monthly expenses: $   Housing: $0 millitary housing  Insurance: $ 120  Car expenses: $ 0  Utilities: $ 600 (i am stationed overseas, in Italy)  Phone, cable, internet: $ 100  Food, entertainment: $ 200  Clothing, household expenses $ 150  Credit cards and other loans: $ 200  Other expenses: $ 200    Other money goes to a IRA I have as well as bonds. I rather not use those, as it would defeat the purpose of having them.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2007	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,274	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	affluence-mangrove	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying Michigan income properties
Purpose of Loan:
I?m seeking a loan to purchase an income property in southern Michigan. Due to the incredibly depressed real estate market in our area, houses are CHEAP. I would like to purchase several four unit buildings and rent them out. Right now I have an accepted offer (waiting for it to close) on a four unit building (needs some work) for $12,000. The owner was grossing $1850/month, but it is currently vacant. I plan on doing the work myself (I?m a licensed builder), so my equity in this (or a similar) property will be huge. As mentioned further down, I have some cash, but I would like to reserve as much of it as possible for repairs. (estimated to be about $5000)

My Non-Financial Qualifications:
Currently, I?m 3 credit hours short of obtaining my degree in Business Administration from Siena Heights University in Adrian, Michigan, and I have an associate?s degree from Jackson Community College. I began college classes while in 11th grade of high school, and expect to graduate in the winter of 2010. As well, I am a licensed builder in the state of MI and I?ve worked in the construction industry (our family business) since I was about 8 years old! My grandfather successfully owned and managed rental properties for his whole life, and my dad is a real estate agent at Re/Max Mid-Michigan (as well as a builder), so my support group is highly skilled and experienced.

My Financial Situation:
My after-tax income is $487/week. However, I?ve only been on the payroll as an employee as of January 2009, which is why I can?t provide a W2. In the past I was paid as an independent contractor, but I?ve become an employee due to the high tax burden that I had. I owe no outstanding taxes.
I also have a Roth IRA (current value about $2500.00) and a stock portfolio (current value around $1000.00). Obviously, these have lost much of their value over the last year, but when the market recovers, the value of those portfolios should easily triple.
Since I still live at home, my monthly expenses are minimal. Here?s some approximate numbers:
Housing (and related): $0
Gas/car maintenance: $100
Roth IRA investment: $50
Travel: $300 (my girlfriend lives in Winnipeg, Manitoba)
Entertainment (books, mostly): $25
Total: 475

Cash on hand: $12,000 (includes a $5000 loan from a family member)

I also own a 1998 Volkswagen Passat, which I financed on my credit cards and paid off within two months.

I know this is kind of an atypical loan, so PLEASE ask questions about any concerns that you may have! Thank you for your interest!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$153.38

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1994	Debt/Income ratio:	38%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,108	Occupation:	Biologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cowboy2525	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	660-680 (May-2009) 700-720 (May-2008)
Principal balance:	$1,776.10	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off car and cards
Purpose of loan: This loan will be used to pay off my truck and consolidate 2 credit cards into one payment.  I just got married late last year and working on consolidating my truck payment and credit cards so that I don't have 2 car payments going out each month.  My financial situation: I am a good candidate for this loan because my wife and I have good financial history and am adamant in paying off our debts that we accrue.  I have worked for the State of Oregon for the last 6 years and now working for US Fish & Wildlife Service.  My wife has worked for a major credit company for 9 years and now working as an elementry school teacher and both have stable long term jobs.

Debts:
Rent: 450
Utilities:150
Phone: 50
car payment:450
Credit cards: 250
Prosper loan: 115
Other bills: 200
Total: 1665
Income combined: 2100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$302.86

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2000	Debt/Income ratio:	32%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$52,903	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	handy-silver	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking for Lower my APR
Purpose of loan: This loan will be used to consolidate three of my credit cards. I want to simplify my life into making less payments and get a lower APR that my perfect payment history deserves. My financial situation: I am a good candidate for this loan because I have promising career as a Team Manager with a well respected national sign/graphics company. I highly value my credit and honor my obligations as my credit history speaks for itself. I have NEVER missed a payment except for once a couple of years ago I had a 30 day which was an oversight and I paid Immediately.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2006	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,002	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	newest-efficient-currency	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment On My Future
Purpose of loan:
an investment for my furture in business and for a life experience to be the first in my family to go to school out of state and actually explore the world on my own and to learn from different environments.

My financial situation:
i was recently laid off from the infamous circuit city, i decided to not work until i finshed that school semster and then i just contiuned to get things ready for the fall and a family trip. i intend to get another job real soon but i need to figure out my school situation. Coming from Flint,mi which has barely any jobs and wouldnt qualify for any without a degree i feel the need to study out of state and learn and explore the united states.ive never been late on payments and honest and hard working.Just a hunger young fella looking to live and learn and achieve many goals set in his life.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.97%	Starting borrower rate/APR:	14.97% / 17.39%	Starting monthly payment:	$51.98

Auction yield range:	6.27% - 13.97%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1967	Debt/Income ratio:	47%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	12 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	24y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,889	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	wynonab	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	760-780 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	700-720 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
paying off cards, etc.
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I had a previous loan with Prosper for $2000. Money was always available for the payments deducted from my account and I actually paid my loan off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2002	Debt/Income ratio:	40%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	5y 1m
Amount delinquent:	$23	Revolving credit balance:	$5,527	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	JoeJr2002	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 67% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 33% )	620-640 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Fixing up family vehicles -2nd Loan
Purpose of loan:  Fix ding and dents on family vehicles.  Replace timing belts, tires,and general maintenance.

My financial situation:I am a good candidate for this loan because?I have the income to pay it back with ease.
Monthly net income: $ 3300.00

Monthly expenses:
Housing: $ 825
Insurance: $ 127
Car expenses: $ 560
Phone, cable, internet: $ 105
Food, entertainment: $ 400
Clothing, household expenses $ 50
Credit cards and other loans: $ 335
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$636.77

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1990	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	33	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$17,752	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	likeable-generosity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment for start up business
Purpose of loan:
This loan will be used to purchase equipment to start a promotional products printing business.

My financial situation:
I am a good candidate for this loan because despite two months of late mortgage payments in Dec08/Jan09, I have a long history of paying my creditors on time.

Monthly net income: $ 4900

Monthly expenses: $
  Housing: $ 2282
  Insurance: $ 259
  Car expenses: $ 220
  Utilities: $ 150
  Phone, cable, internet: $ 155
  Food, entertainment: $ 350
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 775
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1961	Debt/Income ratio:	16%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	17y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,038	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	SPATENS	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	29 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,300.00	< mo. late:	0 ( 0% )	600-620 (Apr-2009) 640-660 (Feb-2008) 680-700 (Apr-2007)
Principal balance:	$606.67	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
home repairs
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? i paid my first loan  off in 2yrs instead of 3 yrs i have paid my loan payments on time i was never late

Monthly net income: $2800.00

Monthly expenses: $
  Housing: $ 693.00
  Insurance: $ 60.00
  Car expenses: $ 80.00
  Utilities: $ 180.00
  Phone, cable, internet: $ 65.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $
  Credit cards and other loans: $170.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$296.44

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1994	Debt/Income ratio:	4%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bonus-zone	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	780-800 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	800-820 (Sep-2008)
Principal balance:	$745.08	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
My personal loan for my business
I am gainfully employed and will not give up my full time Job; however I would like to start a small computer security consulting business focused primarily on serving the security needs of small businesses.  I would run the business out of my home so expenses would be low.  The loan represents startup costs as there would not be many on going expenses besides a small advertising budget.

If you have any questions let me know I would be happy to answer them.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$142.89

Auction yield range:	11.27% - 26.00%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1991	Debt/Income ratio:	26%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$34,772	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	gold-jet2	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Me Consolidate Military Vet
Purpose of loan:
This loan will be used to pay off high interest debt on CC and personal loans?

My financial situation:
I am a good candidate for this loan because after exiting the military, I have some high interest credit that I would like to attack and work towards getting out of debt, though this takes time, I am more than dedicated to paying promptly and try and complete this loan as soon as possible, target is less than a year.  Thanks for the consideration.  I have a secure job as a Regional Sales Manager in a secure career field, my base salary is listed and includes no commission, which is rewarded quarterly and annually.   I do own a home and have no car payments.

Monthly net income: $ 3200 + comm, also spouse has an income of $2000

Monthly expenses: $
  Housing: $ 2000
  Insurance: $ 150
  Car expenses: $ 200,
  Utilities: $ 200
  Phone, cable, internet: $ 150
  Food, entertainment: $ 300
  Clothing, household expenses $ 300
  Credit cards and other loans: $ 600
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2004	Debt/Income ratio:	7%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	13	Length of status:	3y 6m
Amount delinquent:	$1,822	Revolving credit balance:	$1,549	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	39	Homeownership:	No
Inquiries last 6m:	2
Screen name:	sankapilat	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 89% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	1 ( 11% )	660-680 (Apr-2008) 640-660 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
laptop purchase
Purpose of loan:
This loan will be used for laptop purchase.

My financial situation:
I am good on repaying this loan because i have steady employment and no debt. Altho my credit report doesent reflect it yet, I dont owe anyone any money. I have done settalments with all the companys i owed money to and currently am debt free. I do not own a vehical or any large items that tie me down to monthy payments. I have steady employment and have been in the Marine Corps for 3 years 6 months, ranking at this time as a Corpral. I have 2 bills, a cell phone bill and a internet bill. Looking forward to purchasing a new laptop.
Monthly net income: $
$1700
Monthly expenses: $
  Housing: $0
  Insurance: $0
  Car expenses: $ 0
  Utilities: $
  Phone, cable, internet: $180
  Food, entertainment: $300
  Clothing, household expenses $60
  Credit cards and other loans: $0
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418352
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2001	Debt/Income ratio:	62%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,420	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	lilang103103apg	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	680-700 (May-2009) 700-720 (May-2008)
Principal balance:	$4,604.46	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off loans
Purpose of loan:
This loan will be used to?
To pay off my other prosper loan and my credit card. Maybe have alittle extra to buy my son something he has always wanted. As a single parent its hard.
My financial situation:
I am a good candidate for this loan because?
I have always paid my bills on time or ahead. Look at my propser loan now. I am independant and very reliable.
Monthly net income: $
640
Monthly expenses: $
  Housing: $ 575
  Insurance: $ 0
  Car expenses: $ 0
  Utilities: $ 0
  Phone, cable, internet: $ 80
  Food, entertainment: $ 50 to 100
  Clothing, household expenses $ 50 to 100
  Credit cards and other loans: $ 244.34 to prosper and 115 to credit card
  Other expenses: $
I have one check I do for rent and food and the other for bills and food.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,250.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$237.49

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1996	Debt/Income ratio:	25%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,233	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mdellison	Borrower's state:	Oregon	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	34 ( 94% )	660-680 (Latest)
Principal borrowed:	$5,750.00	< mo. late:	2 ( 6% )	640-660 (Nov-2007) 600-620 (Mar-2007) 540-560 (Aug-2006) 520-540 (Jul-2006)
Principal balance:	$1,377.48	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Proven Prosper Borrower!
FIRST: I have completed two successful loans on Prosper and am current on the third. The two late payments were resolved immediately. My credit rating may say high risk, but I am dillegent about making my loan payments.

ABOUT ME: I am 31 years old, married with two children, ages five and three. I purchased my first home in October '06.  I work full-time as a union electrician and also work on weekends bartending. My wife works full-time as a mother of two, as well as being a full-time student. She also works part-time in retail sales.

WHAT I WILL DO WITH THE MONEY LOANED TO ME: This loan will pay off my current Prosper loan and a Chase/Wamu Credit card which just had the interest rate almost doubled for no reason at all.  I really want to get this card paid off so I can stop doing business with Chase.

HERE ARE MY MONTHLY FINANCIAL DETAILS:
Net income after payroll deductions from all sources: $5300
Spouse's Income: $600
Total monthly family Income $5900
Mortgage/Rent: $1300
Phone: $100
Electricity & Water: $200
Car Loan and Operating Expenses: $400
Food: $ $400
Insurance: $150
Cable/Internet: $80
Clothing, expenses for children, etc. $300
Student Loans:  $70
Home Improvements:  $200
Other Bills: Approx. $600
Total Monthly Expenses : Approx. $3800
I will have approximately $2000 left to make the payments on my Prosper loan.

CLOSING REMARKS TO LENDERS: This loan will make my life a little less hectic and allow me to pay interest to all of you rather than a bank. All of the credit debt that this will consolidate are payed on time and in good standing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2005	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,805	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	protector1	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car for our new family
Purpose of loan:
This loan will be used to purchase a new car for my new family. I am recently married and starting a new family. We only have a small car, and will need something bigger to hold our growing family. I have found a really good deal on a car. I have saved up some money for it, and just need this loan to complete the payment.

My financial situation:
I am a good candidate for this loan because I have an excellent credit score. I have zero late payments. I have a good income and can afford such a loan. I have always paid my loans and credit cards on time, and usually I will pay more than the minimum balance due. I have found an excellent deal on a car need to purchase it soon, before the deal runs out. I will have the money saved up in a few weeks, but unfortunately by then the incentive will have expired. Thus the reason for applying for this loan.

Monthly net income: $ 5,500

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 125
  Car expenses: $ 350
  Utilities: $ 0
  Phone, cable, internet: $ 125
  Food, entertainment: $ 150
  Clothing, household expenses $ 0
  Credit cards and other loans: $ 175
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$199.04

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1990	Debt/Income ratio:	23%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	15y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,364	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	ttaylo59	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Aug-2008) 620-640 (Jul-2008) 620-640 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
2nd time around "paying 4 college"
Purpose of loan:

This loan will be used to help my daughter pay for her college tution. She is trying to go to nursing school. She can't get anymore loans on her own. I've had a loan through prosper once before and I kept my promise. I paid the loan off in 6 mo.

Please trust in me again I won't let you down. I'm not sure why prosper rated me HR with a credit score between 680-700.
I'm trying to get a interest rate of 12 % or less. because of the hr rating it won't let me put that request in. So i'm asking on this listing to help me .
My financial situation:
I am a good candidate for this loan because I pay all my bills  and I have a good steady job.  I'm not a  risk I just want a good interest rate and also I rather pay you the interest instead of the banks.

Funds will come out my account automatically. ( I have direct deposit)

Monthly net income: $ 6100 between my husband and myself.

Monthly expenses: $ 5000 ( I pay half )
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,950.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 21.27%	Starting monthly payment:	$144.89

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1996	Debt/Income ratio:	53%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	17y 2m
Amount delinquent:	$0	Revolving credit balance:	$48,495	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	order-clipper	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase a commuter motorcycle
Purpose of loan:
This loan will be used to?

Purchase a used motorcycle that will be used for my 150 mile a day commute. My wife and I are both active duty Coast Guard and have been stationed 100 miles apart, we purchased a house closer to her base so one of us could be close to where our two daughters are going to school. We purchased our house in 2006 and since then have had to invest over $40,000 in much needed repairs and to repair damage to the house the home inspector failed to notice. I had applied for a loan through my bank and a local credit union only to be disapproved. My Credit is very good, I have no late payments or missed payments on my credit report as well as no negative remarks. The reason I was given for my credit application being disapproved is a motorcycle is now considered a luxury item by the banks and the amount of credit I do have and the high balances. Recently several creditors have lowered my limit to just above the amount I owe which in turn makes things look even worse. Both my wife and I are at our 17 year mark in the Coast Guard, my wife will retire at the 20 year mark and I plan on staying in for 30 years. We have a financial plan in place to be credit card debt free in under 5 years and both our vehicles will be paid off as well.. The purchase of this motorcycle would greatly help in our monthly expenses as I am paying over $360 per month in gas right now and with a motorcycle for my commute it would cut that to under $125 per month and keep my vehicle from absorbing all 40,000 miles a year I drive to and from work.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418366
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$119.55

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1994	Debt/Income ratio:	14%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,197	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	receptive-basis	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?pay off high intrest rate credit cards.
My financial situation:
I am a good candidate for this loan because I am very aware of the importance of maintaining good credit statues. I am responsible and will ensure repayment of any loan as I am full time in management.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1992	Debt/Income ratio:	14%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	26 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	29y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,341	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wauktown62	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	740-760 (May-2009) 660-680 (Sep-2008) 700-720 (Jan-2008) 660-680 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Pay off credit cards
Purpose of loan:
This loan will be used to pay off credit card purchases and home improvements?

My financial situation:
I am a good candidate for this loan because ,I have successfully paid my inital prosper loan as well as other expenses I work very hard to maintain my credit rating and I only live below my means i intend to use my credit wisely and as soon as poosible i will continue to invest in prosper and promote it often ?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$254.83

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1989	Debt/Income ratio:	14%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	29	Length of status:	10y 0m
Amount delinquent:	$47,980	Revolving credit balance:	$1,425	Occupation:	Tradesman - Carpent...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ecstatic-return	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off high apr loans
Purpose of loan:
This loan will be used to? pay off high apr accts

My financial situation:
I am a good candidate for this loan because? my work has been steady and is finally picking back up

Monthly net income: $ 4000.00

Monthly expenses: $
  Housing: $ 1900.00
  Insurance: $ 220.00
  Car expenses: $ 330.00
  Utilities: $ 300.00
  Phone, cable, internet: $ 80.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 600.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418376
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.27%	Starting borrower rate/APR:	16.27% / 18.46%	Starting monthly payment:	$264.68

Auction yield range:	14.27% - 15.27%	Estimated loss impact:	14.66%
Lender servicing fee:	1.00%	Estimated return:	0.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1993	Debt/Income ratio:	24%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$18,156	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	twocommas	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008)
Principal balance:	$3,063.55	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off High Interest Credit Car
Purpose of loan:
To pay off a high interest credit card due to the change in the economy. I got a notice from a credit card company that I have not missed any payments on stating that my rate would be moving from 11% to 22% due to changes in legislation and the current state of national economic conditions. I think this is outrageous and would like to pay off that balance and close that account. I have had a Prosper Loan for at least 18 months already and have made every payment thus far.
My financial situation: Although my credit score is low I have been trying to rebuild it for the past five years.? In the past five years I have gotten my MBA, a great job and haven't been late on any bills.? I want to buy a house in the near future and I am trying to shift debt to set loan payments instead of revolving balances.? I also want to? use this opportunity to improve my credit score.
Monthly net income: $4900.00
Monthly expenses: $ 3050.00
Housing: $ 750.00
Health?Insurance: $125
Car Note and Insurance: $550.00
Utilities: $75.00
Phone, cable, internet: $150.00
Food, entertainment: $400.00
Clothing, household expenses $200.00
Credit cards and other loans: $600.00
Other expenses: $200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1997	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	8	Length of status:	9y 3m
Amount delinquent:	$556	Revolving credit balance:	$5,371	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	satisfying-peace9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Urgent recording studio project
Purpose of loan: Need to finish an urgent second studio project to release my second CD of my own piano compositions. Need money for the studio time and CD duplication. The project will be recorded at the Chicago Public Radio studio at Navy Pier. Last year I released my 1-st CD project. You can sample some of my piano compositions by logging onto this page:

http://www.gcast.com/u/serhio100/main.xml

My financial situation:
I am a good candidate for this loan because I currently have a stable job, I don't have a lot of credit cars and my expenses are quite moderate.

Monthly net income: $ 2300

Monthly expenses: $
  Housing: $ 500
  Insurance: $ 60
  Car expenses:
  Utilities: $ 0
  Phone, cable, internet: $ 100
  Food, entertainment: $ 300
  Clothing, household expenses $ 0
  Credit cards and other loans: $ 200
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	6.27%	Starting borrower rate/APR:	7.27% / 9.34%	Starting monthly payment:	$108.50

Auction yield range:	6.27% - 6.27%	Estimated loss impact:	5.09%
Lender servicing fee:	1.00%	Estimated return:	1.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1998	Debt/Income ratio:	9%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,613	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	nbk4sez	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	740-760 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	720-740 (May-2008) 720-740 (Apr-2008) 700-720 (Feb-2008)
Principal balance:	$2,559.71	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
u of chicago Master Finance
Purpose of loan:
This loan will be used to pay for University of Chicago tuition for master in financial math, and refi my existing loan.  The Fin Math has a prep program before i start the actual program next year that i need to take.  I will reimbursed for this if i pass with at least a B by my work, but figured why not use prosper to get the money upfront instead of going through my bank.

My financial situation:
I am a good candidate for this loan because i have barely any debt other than a few purchases, have increased my salary and credit rating alot over the last year!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,900.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$293.15

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1989	Debt/Income ratio:	12%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	78	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,772	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	25	Homeownership:	No
Inquiries last 6m:	0
Screen name:	biker1600	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,900.00	< mo. late:	0 ( 0% )	680-700 (Apr-2008)
Principal balance:	$1,851.27	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Replace Current Auto
Purpose of loan:
This loan will be used to? replace car

My financial situation:
I am a good candidate for this loan because?I own my home outright with no mortgage.   I have "A" credit and low debt.  I could get money elsewhere, but this looked easy.  I am looking for an interest rate at 7% or below.

Monthly net income: $ 3200

Monthly expenses: $
  Housing: $ 450
  Insurance: $ 100
  Car expenses: $ 150
  Utilities: $ 200
  Phone, cable, internet: $ 75
  Food, entertainment: $ 500
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 65
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,575.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 21.27%	Starting monthly payment:	$94.45

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1989	Debt/Income ratio:	19%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	17y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,472	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	hsprovider	Borrower's state:	Texas	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	680-700 (Latest)
Principal borrowed:	$10,250.00	< mo. late:	0 ( 0% )	680-700 (Apr-2007)
Principal balance:	$3,389.34	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Second car needed !
Purpose of loan: add a second car to our household.
This loan will be used to?

My financial situation: I have worked hard to re-establish my credit as evidenced by my credit scores and excellent repayment history with Prosper.
I am a good candidate for this loan because?

Monthly net income: $ 4000

Monthly expenses: $
  Housing: $ 550
  Insurance: $ 75
  Car expenses: $ 455
  Utilities: $ 150
  Phone, cable, internet: $ 130
  Food, entertainment: $ 200
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 500
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$254.02

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-2004	Debt/Income ratio:	46%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,088	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	nicolet508	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	640-660 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	660-680 (Oct-2007)
Principal balance:	$7,697.17	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
2nd loan- pay off 1st prosper loan
Purpose of loan:
This loan will be used to pay off the rest of my first prosper loan so i can make my monthly payments lower to focus on other bills. i also would like to go back to school and get a forensic nursing degree. Lowering my prosper payment would help with that alot.

My financial situation:
I am a good candidate for this loan because i have paid every month on time and never late. Ive been with prosper for almost 2 years now.

Monthly net income: $ 3000

Monthly expenses: $
  Housing: $ 825
  Insurance: $ 50
  Car expenses: $
  Utilities: $ 100
  Phone, cable, internet: $ 25
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 300
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2002	Debt/Income ratio:	38%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	40	Length of status:	8y 5m
Amount delinquent:	$15,684	Revolving credit balance:	$13,102	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	eightyseven	Borrower's state:	California	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	44 ( 100% )	640-660 (Latest)
Principal borrowed:	$12,400.00	< mo. late:	0 ( 0% )	640-660 (May-2008) 640-660 (Mar-2008) 600-620 (Aug-2006)
Principal balance:	$2,011.70	1+ mo. late:	0 ( 0% )
Total payments billed:	44
Description
Household Repairs
Valuable Lenders,
I am requesting this loan to be able to do some major repairs to my 50 year old house. I bought the house a little over 3 years ago and it is now time to make necessary repairs throughout the house inside and out.

I've been a member of Prosper for just about 3 years with two successfully funded loans. I've paid off my original loan of $9,400 at the beginning of the year, which was paid early by 6 months or so. My outstanding loan of $3,000, now with a balance of less than $2,100 is over a year old and I've never been late on neither loan.

Thank you in advance for your bid.

Below is a summary of my income and payments:
Monthly Income: $9,000, take-home $7,900

Expenses:
Mortgage $3200
School Loans: $460
Credit Cards: $400
Line of Credits: $400
Prosper $106
Auto, Ins, & Gas: $1200
Household: $400
Total expenses: $6,200

Thank you for your consideration and have a blessed day.

FYI, the drop in my rating and the deliquent accounts are due to the foreclosed rental property from 2008 that was mentioned on my prior (current) funded loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$424.52

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1993	Debt/Income ratio:	27%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$784	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rate-numero-uno	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Single mom looking to get ahead
Purpose of loan:
This loan will be used to pay off my credit cards and some unwise payday loans I took out. I am a single mom of two boys just looking to get a little bit ahead financially (or, more aptly, get my head out from underwater!).

My financial situation:
I am a good candidate for this loan because I am responsible and dependable. I am committed to paying off 100% of my debt! And I am looking forward to (one day soon) being able to help someone such as myself get some relief.

Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$130.07

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2005	Debt/Income ratio:	35%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,211	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	sillygoat	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008)
Principal balance:	$1,793.46	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Pay off my last credit cards
Purpose of loan:
This loan will be used to? finish paying off my last 2 credit cards at a lower interest rate.

My financial situation:
I am a good candidate for this loan because? this is my second loan with prosper and it was able to help me pay for my credit cards at a lower interest rate. My prosper loan payments were all paid on time and now my debt is lower.

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 260
??Car expenses: $ 600
??Utilities: $ 0.00
??Phone, cable, internet: $ 60
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418410
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1986	Debt/Income ratio:	10%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	27	Length of status:	8y 3m
Amount delinquent:	$2,159	Revolving credit balance:	$1,468	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	39	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fanofnd	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Utilities Help for Family
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 12.53%	Starting monthly payment:	$81.16

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1986	Debt/Income ratio:	14%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,644	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	worth-circuitry	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a little help from my friends
Purpose of loan:
This loan will be used to? consolidate two credit cards bills that I need to get taken care of and I will be on my way to being debt free.

My financial situation:
I am a good candidate for this loan because? I work full time and have worked in the same field for 19 years--almost 20. I have only had two jobs and I left the first one for the second one to make twice the pay I was making at the first one. I am a library director, well respected, honest and pay my bills on time. My home is paid for.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418422
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1991	Debt/Income ratio:	49%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,151	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	greatest-ferocious-wealth	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lead Generation Company Education
Purpose of loan:
This loan will be used to? create additional working capital.

My financial situation:
I am a good candidate for this loan because?the lead generation industry is a growing segment within advertising and marketing and post secondary education is a recession proof market.  We generate student enrollment leads for colleges and universitites through a series of education portal websites.  Our business has shown year over year revenue increases since beginning in 2007.  We are on track to continue this growth as we post 2009 revenue increases over 2008.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$437.36

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1995	Debt/Income ratio:	44%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$28,132	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	trustworthy-bid	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate credit cards -med bills
Purpose of loan:
This loan will be used to? Consolidate 4 separate credit cards that were charged up due to medical bills incurred by my family over the past 5 years. The medical issues are behind us thankfully, however the cost of them are still weighing my family down.

My financial situation:
I am a good candidate for this loan because? I work in the banking field and see everyday how normal people get buried and can't work their way out of it. I am making all of my minimum payments on time but with very little money left over at the end of the month. This consolidation will allow me to better provide for my family and head toward a debt free future. Despite what the risk score says about me, this is a very low risk - high return loan for you investors out there. I can say this because my employer conducts periodic credit checks and a default on my credit report could be grounds for termination. I AM NOT willing to put my means for providing for my family at stake over this. In fact, this is the very reason for me to reach out to the investors of this service for help. Please do not look past this listing.

Thank you in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$764.13

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	21 / 20	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	52	Length of status:	29y 11m
Amount delinquent:	$0	Revolving credit balance:	$19,956	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	enchanted-greenback	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Nurse needs to Consolidate
Purpose of loan:
This loan will be used to consolidate credit card loans obtained during college. I am a recent graduate of nursing school with a Bachelor of nursing degree.During the credit crunch my interests rates doubled which was based on my credit score and not my payment history which was entirely unfair.I need to consolidate and pay off existing debt so I can pursue my MB as a Nurse Practitioner.

My financial situation:
I am a good candidate for this loan because I am now interviewing for nursing positions starting at 62,000 a year. I also own 2 businesses that net 50-60 K a year. My husband nets 68K per year. My credit score reflects self employment which credit reporting agencies consider a risk. But all of my accounts have been current for 7 years and my score is just below 680. I will have no problem repaying this loan

Monthly net income: $ 4800

Monthly expenses: $
  Business:$1340.00
  Car expenses: $ 192.00
 Clothing, household expenses $ 300
  Credit cards and other loans: $ 980.00
My husband cover mortgage and all other household expenses

A nurse must possess characteristics that include honesty and integrity which I have. Please have faith in my integrity as a nurse and a successful business owner  and fund this loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2001	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,804	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	empirecola	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Nipping debt in the fanny
Purpose of loan:
This loan will be used to pay off a high interest rate card

My financial situation:
I am a good candidate for this loan because a man with a plan is better than no plan at all

Monthly net income: $ 2000

Monthly expenses: $
  Housing: $ 580
  Insurance: $ 75
  Car expenses: $ 217
  Utilities: $ 150
  Phone: $ 50
  Credit cards and other loans: $ 650

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418442
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$84.89

Auction yield range:	17.27% - 28.99%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	14 / 11	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	25	Length of status:	17y 1m
Amount delinquent:	$431	Revolving credit balance:	$13,203	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	useful-liberty	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pAYOFF HIGH INTEREST CREDIT CARDS
Purpose of loan:
This loan will be used to?Pay off high interest credit cards in attempt to get debt free as soon as possible

My financial situation:
I am a good candidate for this loan because? I am paying these credit cards now, but the high interest rate is contributing to a high monthly payment, and even worse, very little balance reduction. I have a record of paying these bills, but had a little trouble for a few months due to the economy diving.

Monthly net income: $ 5000.00

Monthly expenses: $
  Housing: $ 1400
  Insurance: $ 95
  Car expenses: $ 100
  Utilities: $ 200
  Phone, cable, internet: $ 100
  Food, entertainment: $ 500
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 1200
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 21.27%	Starting monthly payment:	$110.04

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1998	Debt/Income ratio:	28%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$27,578	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Tgrgolfer	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	20 ( 100% )	660-680 (Latest)
Principal borrowed:	$6,100.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008) 640-660 (Sep-2007) 680-700 (Aug-2007) 640-660 (Jul-2007)
Principal balance:	$3,656.40	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Pay Off Portion of Citibank Credit

  Hello All,

      I currently have one prosper loan which I have made every payment on-time to date. Recently my Citibank Credit Line with which I owe around $7,300 as of June raised my interest rate from 8.99% to 18.99% because of "market conditions". Now obviously the fine print in my agreement allows them to do this and because of the new laws coming into affect in Feb. 2010 they are jumping the gun to protect their interests. I can't fault them for running their business, but it is killing my budget and I am looking for some help to lower my interest rate. I have no problem making the monthly payments, I just can't stomach paying 18.99% when I have never had a late payment. I would appreciate any help and would rather pay Prosper Lender interest than some corporate giant. Please let me know if you have anymore questions.

I am only asking for 3,000 because my last listing was at too high of an interest rate and would not have made sense for me to accept. So I am hoping at can at least pay off half of the credit line at a lower rate.

Monthly Bills

Credit Cards - $ 700 mo
Gas - 150 mo
Cell Phone - $45.00 mo
Parking - $90.00 mo
Car & Insurance - Paid off car with last Prosper Loan - Insurance $75 mo
Housing - $300
Utilities - $100
Food & Bev - $150
401 (k) - $150

Total Bill Mo - $1,760.00
Monthly Pay - $ 2,527.00

As you can see I have over $767 leftover a month to put towards Prosper.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418448
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1988	Debt/Income ratio:	31%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	25y 3m
Amount delinquent:	$0	Revolving credit balance:	$14,372	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	juls011	Borrower's state:	Ohio	Borrower's group:	Debt Consolidation & Friends
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008) 640-660 (May-2008) 720-740 (Dec-2007) 720-740 (Sep-2007)
Principal balance:	$728.81	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Trying to rebuild personal credit
Purpose of loan:
This loan will be used to? pay down bills and build up a good credit history
My financial situation:
I am a good candidate for this loan because? I have been employed by the same company for 25 plus years and I pay my bills. I had some trouble in the past few months making ends meet and had to use payday loans which I now would like to get out from under. Our financial picture is improving, I just received a raise that pushes my income up to over $50,000 per year. My husband's income is rising as well, if it helps his income will be helping to make the payment and his monthly net is $3734.

Monthly net income: $ 2104

Monthly expenses: $
  Housing: $ 1456
  Insurance: $ 90
  Car expenses: $411
  Utilities: $ 154
  Phone, cable, internet: $150
  Food, entertainment: $ 500
  Clothing, household expenses $
  Credit cards and other loans: $600
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$362.88

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1995	Debt/Income ratio:	18%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	24y 9m
Amount delinquent:	$0	Revolving credit balance:	$547	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	leverage-seagull	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down payment on dream home
Purpose of loan:
This loan will be used to put down to purchase first home

My financial situation:
I am a good candidate for this loan because i have a great credit score all my bills are pay on time and i have very little debt. will also be able to pay off with first time home buyer 8000 credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 21.27%	Starting monthly payment:	$128.38

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1973	Debt/Income ratio:	85%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$18,970	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$1-$24,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	1
Screen name:	irishmurph55	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	700-720 (May-2008) 640-660 (Jan-2008)
Principal balance:	$2,320.49	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Pay Off Credit Cards +
Purpose of loan:
This loan will be used to? To pay off high interest credit cards and to start getting control of my debt.

My financial situation:
I am a good candidate for this loan because? Though I know I'm a high risk for this request I will pay the loan in full as that is the only way I'm going to get back on track with the help of people who have been there also, but only if the loan is paid in full and on time...I still have some high credit cards to pay off and am making payments on time..I am also going back to school and working full time to better my employment
Monthly net income: $ 1300-1350 (some overtime)

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 56
  Car expenses: $50
  Utilities: $ 0
  Phone, cable, internet: $ 30  Food, entertainment: $25 Clothing, household expenses $60  Credit cards and other loans: $ 780
  Other expenses: $ 20
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418454
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1990	Debt/Income ratio:	37%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	11y 4m
Amount delinquent:	$75	Revolving credit balance:	$19,890	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	107%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	weimgrls	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$2,441.12	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
TIRED of Losing Sleep & Scared
Purpose of loan:
This loan will be used to?
Pay off high interest loans and be rid of them forever  Here is a list:  Sun Loan $1000 Rainbow Loan $1000 Security Finance $2000 I would like to get these off of my credit report.
   My financial situation:  I am a good candidate for this loan because?I PAY MY BILLS and am looking forward to helping others.
 Monthly net income: $ 3200.00
Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 21.27%	Starting monthly payment:	$91.70

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1986	Debt/Income ratio:	12%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	27	Length of status:	5y 4m
Amount delinquent:	$252	Revolving credit balance:	$3,647	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Razjamon	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off a 401K loan so that I can transfer all my current outstanding credit card and personal loan debts to a 401K loan at a significantly lower interest to allow myself greater cash flow.

My financial situation:
I am a good candidate for this loan because despite having been forced into unemployment for an entire year 6 years ago, taking a new job at 33% paycut from what I had been making prior, and being forced to move due to building renovation to a new apartment which doubled my rent - I have managed not to default on any of my debts and managed to keep financially stable.

Monthly net income: $ 2,245.85

Monthly expenses: $
  Housing: $ 990.00
  Insurance: $
  Car expenses: $ no car/ urban dweller and only ride mass transit
  Utilities: $ 90-100
  Phone, cable, internet: $ 50.00
  Food, entertainment: $ 120-175
  Clothing, household expenses $50
  Credit cards and other loans: $ 450
  Other expenses: $ 100 - mass transit
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	20.67%	Starting borrower rate/APR:	21.67% / 23.93%	Starting monthly payment:	$95.05

Auction yield range:	8.27% - 20.67%	Estimated loss impact:	8.48%
Lender servicing fee:	1.00%	Estimated return:	12.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1979	Debt/Income ratio:	35%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,269	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	okiemechanic	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (May-2009) 620-640 (Mar-2008)
Principal balance:	$3,088.24	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off high rate cards. Cash in hand will enable us to negotiate a lower payoff with the creditors.

My financial situation:
I am a good candidate for this loan because? I have sufficient income to meet my obligations, and my wife's income is about $12,000.00 per year before taxes.  The income and expenses below reflect MY personal income and MY half of our joint expenses.

Monthly net income: $ 2,494.00

Monthly expenses: $ 1,212.00
  Housing: $ 207
  Insurance: $ 20
  Car expenses: $ 200
  Utilities: $ 100
  Phone, cable, internet: $ 60
  Food, entertainment: $ 200
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 250
  Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$69.33

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2000	Debt/Income ratio:	18%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,925	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wareagle13_0	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Jun-2008) 660-680 (Mar-2008)
Principal balance:	$702.94	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Personal Loan
Debt Consolidation Loan:
This loan will be used for debt consolidation. I would like to transfer some high interest credit card debts into one smaller interest loan.

My financial situation:
I am a good candidate for this loan because I have a flawless credit history and have a steady well paying job

Monthly net income: $3200

Monthly expenses: $
??Housing: $820
??Insurance: $133
??Car expenses: $357
??Utilities: $140?
??Phone, cable, internet: $80
??Food, entertainment: $300
??Clothing, household expenses $100
??Credit cards and other loans: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	16 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	29	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$104,603	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dough-eagle	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Restructuring Debt
Purpose of loan:
This loan will be used to consolidate personal debt incurred by starting a new business several years ago.

My financial situation:
When I first started a business of selling online giving and internet fundraising solutions to nonprofits, I used my own funding resources. It is truly amazing how difficult it is to start and then grow your own business. Now that we've shown success over the last few years, it is time for me to restructure my personal debt. I very much would like to return to where I was several years ago with my personal financial situation. This loan will be the first step in doing just that.
I am a good candidate for this loan because I have always shown the ability to payoff creditors and my income will continue to rise as my business continues to grow. We've been blessed with really good clients and they are now spreading the word for us about how much we assist them with their online fundraising needs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$276.82

Auction yield range:	17.27% - 18.50%	Estimated loss impact:	19.03%
Lender servicing fee:	1.00%	Estimated return:	-0.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1997	Debt/Income ratio:	58%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$18,761	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	marsupial3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Daycare loan
Purpose of loan:
This loan will be used to help pay for daycare expenses for our 3 year old and our newborn who is due in October.

My financial situation:
I am a good candidate for this loan because my husband and I are the bread and butter of America.  I am a school teacher and my husband is a police officer for HPD.  We work hard and support our community.  Last spring we discovered we were pregnant with our 3rd child which was completely unplanned.  While we have always had money to cover the 3 year old, we are finding it difficult to have the full funding to include the infant in daycare.   We are fully confident we can easily pay back a loan. In addition, next year my 3 year old will be four and can attend Pre-K for free which means we won't need a loan for next year's daycare as we will have money then to cover one child in daycare, just as we have money now to cover one child.

Monthly net income: $ 3600 (myself) This does not include my husband's monthly net which is $4100

Monthly expenses: $
  Housing: $ 1241
  Insurance: $ 650
  Car expenses: $  900
  Utilities: $   300
  Phone, cable, internet: $ 66
  Food, entertainment: $ 500
  Clothing, household expenses $ 300
  Credit cards and other loans: $ 900
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1996	Debt/Income ratio:	18%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,192	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	rrahi1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Payoff my credit cards
Purpose of loan:
This loan will be used to Payoff my credit cards and get back on track

My financial situation:
I am a good candidate for this loan because I had a lot of expenses recently due to child's illness and credit cards balances are not helping either. Would like to pay them off as soon as possible.

Monthly net income: $ 8000

Monthly expenses: $
  Housing: $ 3800
  Insurance: $ 150
  Car expenses: $ 450
  Utilities: $ 600
  Phone, cable, internet: $ 150
  Food, entertainment: $ 400
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 800
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 13.65%	Starting monthly payment:	$824.64

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1993	Debt/Income ratio:	46%
Credit score:	820-840 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	20	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,757	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	credible-credit	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Son Attending Nursing School
Purpose of loan:
This loan will be used to? Send my son to Nursing School. Recently he has returned from Iraq, this was his third tour overseas. My wife and I want him to do something else that doesn't involve a war zone. No longer in the military, he needs our help. The best work as he sees to do is in the medical industry. Nursing school is about eighteen months long, and I think a good fit for my son. He suggested it, and was previously a top student. I'm confident in his capabilities to do this. My son is very mature and motivated to do just about anything.

My financial situation:
I am a good candidate for this loan because?I make a regular steady income from my retirement of $3000. I've been retired from the Operating Engineers here in Alaska since 1998. I own my own home, and do not lack the means to pay this. Additionally, I am a native Alaskan and Vietnam vet. I wouldn't mention this except the state of Alaska BLM, has just awarded me eighty acres in a prime location near the Canadian border. I have excellent credit, and have never failed to pay my debts. Many thanks to those considering this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	3.27% - 34.00%	Estimated loss impact:	0.68%
Lender servicing fee:	1.00%	Estimated return:	33.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1991	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	36 / 27	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	94	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,181	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	JGuide	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	760-780 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	720-740 (Oct-2008) 760-780 (Jan-2008)
Principal balance:	$517.30	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Prosper Lender to Reinvest
Good Morning,

     I think I have nailed a very solid investment strategy here in Prosper, I have tested it a bit and have around $15,000of my own money currently invested here in Prosper. I would now like to borrow a bit and jump my returns up even more! Not showing on my income above is the rental income from 5 rental properties, some of which are paid off!

     My Prosper investments income can more than pay for this loan!

Either way Good Luck & Cheers,
        Jguide

PS - Since your a Lender, check out the LendersClub - it is a Prosper group for Lenders only!

Benefits of Membership:

Notification of other Lender listings, vetted people with $2k - $100k invested! They like to borrow on occasion - and they are a WAY safer bet than most listings out there!

Monthly tips & tricks: Like how to read DTI, results of research that Lenders have done on past returns and default rates explained in simple tricks!Strategies explained: A few different lending strategies explained each month - there are numerous different strategies - it is good to hear other Lenders ideas.Ever bid on a 'great' listing - only to watch it go unfunded? Now you can shoot an email and get other lenders (that share your specific lending strategy) to also bid, and watch the listing go funded!Ever have money to lend but no listings you like? As a LendersClub member you will know who else shares your Lending outlook and you can check their watch list to find 'great' listings you may have missed.A Cool 'badge' for your profile - The LendersClub is climbing as a soon to be 5 star group that gets top returns on group listings, and is looked at as a professional group of Lenders.Need a loan? As a LendersClub member you can get faster funded and a lower interest rate than other Prosper members!

What's in it for me? Nothing - except I get a better return by investing in other Lenders that don't default! That's it!

To check out our group: LendersClub
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 13.65%	Starting monthly payment:	$329.86

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-860 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,140	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	caroline99	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High interest rate credit cards
I would love to pay off these high interest rate credit cards-put the interest into your pocket instead of theirs!.I am a self employed marketing professional and am married to a solidly employed husband! I have worked in the pharmaceutical marketing business for over 20 years. Four years ago I decided to go out on my own with the desire to work in various fields on marketing strategies for clients. I ended up landing a full time consulting job which I have held for 18 months. I have learned so much here that I hope to start my own financial education consulting business for teenagers within 6 months.I am great candidate for this loan because I pay my bills on time and I have a good credit rating! Both my husband and I were laid off a few years back which is why we have this debt hanging over our heads. We are paying it off slowly but the rates are ridiculously high.We no longer charge much unless absolutely necessary and prefer to stick to our new budget that is tight but do-able. I am really looking for a break from credit card companies and would rather put the interest in someone else's pocket--YOURS!We own our home and while we are sitting on an expensive piece of real estate, we have a very small mortgage because we bought in the market at an excellent time. My earnings are as follows Monthly net income $7000-9000My husbands net income 10,000-12,000 per month My Expenses total $10,000-$12,000 per month

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418500
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$127.35

Auction yield range:	11.27% - 29.00%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1973	Debt/Income ratio:	35%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Retired
Now delinquent:	0	Total credit lines:	65	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,994	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	34%
Delinquencies in last 7y:	49	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dollarseekscents	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Nov-2007)
Principal balance:	$539.43	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
to refiance and lower interest paid
Purpose of loan:
This loan will be used to?Ease budget and lower amount of interest being paid.

My financial situation:
I am a good candidate for this loan because?I have paid my bills on time, and have no problem with that.

Monthly net income: $ 1191.00

Monthly expenses: $1051.00
  Housing: $ 281.00
  Insurance: $125.00
  Car expenses: $ 000.00
  Utilities: $40.00
  Phone, cable, internet: $ 100.00
  Food, entertainment: $150.00
  Clothing, household expenses $ 25.00
  Credit cards and other loans: $ 300.00
  Other expenses: $ 30.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,950.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$88.21

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1994	Debt/Income ratio:	39%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	33	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,945	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	smartmoney11	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,551.00	< mo. late:	0 ( 0% )	640-660 (Dec-2007)
Principal balance:	$1,524.07	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Becoming Debt Free!
Purpose of loan:
The funds from this loan will be used to lower our pay-off on one of our two auto loans so we then can sell the 2nd vehicle and free up between $650-$700 per month (between the auto loan, insurance, gas, and repairs).  My husband and I both work close to home and only need one car at this point in our lives.  Our highest priority is becoming debt free and if we can unload this 2nd auto loan, it would free up $650- $700 per month to pay towards our other debts.

My financial situation:
I am a good candidate for this loan because I have a stable teaching job (I've been teaching for over 11 years).  My husband has been in his current position for the past 6 years and has been in the same field for over 10 years. We pay all our bills on time and have a monthly budget that allows my husband and I the peace of mind to know when our bills will be paid each month.  We have another Prosper loan (which will be paid off in less than 18 months) and continue to keep the loan current.

Monthly net income (household): $ 6100

Monthly expenses: $ 5521
  Housing: $ 1270
  Insurance: $ 190
  Car expenses: $ 1220
  Utilities: $ 173
  Phone, cable, internet: $ 218
  Food, entertainment: $ 600
  Clothing, household expenses $ 300
  Credit cards and other loans: $ 1550
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$242.29

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1996	Debt/Income ratio:	10%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,347	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ItalStal95	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (May-2008)
Principal balance:	$3,465.31	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Reinvest in Prosper / Honeymoon
Purpose of loan:
This loan will be used to reinvest into prosper, and use $2000 for my honeymoon to the Bahamas.

My financial situation:
I am a good candidate for this loan because I have paid all my bills ontime for the last 7 years

Monthly net income: $ 2850

Monthly expenses: $
  Housing: $ 700
  Insurance: $ 147
  Car expenses: $ 373
  Utilities: $ 0
  Phone, cable, internet: $ 50
  Food, entertainment: $ 200
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 200
  Other expenses: $
Information in the Description is not verified.